UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                          ICON Leasing Fund Eleven, LLC

               (Exact Name of Registrant as Specified in Charter)


               Delaware                    000-51916         20-1979428
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    (State or Other Jurisdiction of       (Commission     (I.R.S. Employer
------------------------------------  ----------------  ---------------------
            Incorporation)                File Number)   Identification No.)

                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011

                    (Address of Principal Executive Offices)
                              --------------------

                                 (212) 418-4700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)
                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events


Lease Financing for The Teal Jones Group

     On November 9, 2006, ICON Leasing Fund Eleven, LLC ("Fund Eleven") entered into a lease financing arrangement with The Teal Jones Group and Teal Jones Lumber Services, Inc. (collectively, "Teal Jones") by acquiring from Teal Jones substantially all of the equipment, plant and machinery used by it in its lumber processing operations in Canada and the United States. Fund Eleven and Teal Jones entered into an eighty four month lease which will expire in November 2013 and is secured by a lien on certain land located in British Columbia owned by Teal Jones and where substantially all of the Equipment is operated. The total lease financing amount was approximately $36,000,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ICON LEASING FUND ELEVEN, LLC
                                           By:  ICON CAPITAL CORP., its Manager


Dated:  November 27, 2006
                                           By: /s/ Thomas W. Martin
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                                                Thomas W. Martin
                                                Chief Operating Officer